united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

EQUINOX ASPECT CORE DIVERSIFIED STRATEGY FUND

CLASS A SHARES: EQAAX

CLASS C SHARES: EQACX

CLASS I SHARES: EQAIX

ANNUAL REPORT

SEPTEMBER 30, 2017

1-888-643-3431

WWW.EQUINOXFUNDS.COM

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer to buy shares of the Equinox Aspect Core Diversified Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

EQUINOX ASPECT CORE DIVERSIFIED STRATEGY FUND
Annual Letter to Shareholders for the year ended September 30, 2017

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) was launched on November 7, 2014 (Class I Shares, as shown in the table below; Class A and C shares were launched on August 21, 2015).

The Fund’s investment objective is to seek long-term capital appreciation, which is pursued by investing (a) directly or (b) indirectly through its wholly-owned subsidiary, in a combination of

(i)	exposure to a managed futures trading program offered by Aspect Capital Limited (the “Aspect Program”)[1]; and

(ii)	a fixed-income portfolio.

PERFORMANCE OF THE FUND (as of 9/30/2017)

		12 MO	CUMULATIVE
		RETURN	RETURN
		(10/1/16-	SINCE	INCEPTION
NAME	TICKER	9/30/17)	INCEPTION	DATE
Equinox Aspect Core Diversified Strategy Fund – A	EQAAX	-6.18%	-8.02%	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – A (with 5.75% maximum sales charge)	EQAAX	-11.59	-13.34	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – C	EQACX	-6.99%	-9.58%	8/21/2015
Equinox Aspect Core Diversified Strategy Fund – I	EQAIX	-6.05%	-0.84%	11/7/2014

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investments in Managed Futures are speculative, involve substantial risk, and are not suitable for all investors.

Returns of the Fund’s shares for the fiscal year are shown in the table above. The Fund’s primary investment allocation is to the Aspect Program, which is a diversified intermediate to longterm trend-following program. For the year ended September 30, 2017, the Fund’s I shares were down (–6.05%), and performance since inception is now also slightly in the red.

As shown on page 2, the Aspect Program’s (and consequently the Fund’s) market exposure is well diversified across four major sectors. As of year-end, Currencies are the largest gross exposure, followed by Equity Indices, Commodities, and Interest Rates, in that order. It is worth noting that the Aspect Program has long-term target risk exposures to various sectors. The actual sector risk exposures at any time are a function of the signals generated by the trading

[1]	A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Please see the Fund’s Prospectus for a detailed description of the Fund’s investment strategy.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com models: when there are more trends in markets, whether up or down, actual sector risk exposures will tend to be higher. It is also worth distinguishing between “gross” and “net” risk exposures: for example, a sector that has long positions whose risk exposure is 10% and short positions whose risk exposure is –15% will be shown as having a gross risk exposure of 25%, even though its “net” exposure would be only –5% (short).

SECTOR ALLOCATION (as of 9/30/2017)

COMMODITIES	CURRENCIES	INTEREST RATES	EQUITY INDICES	TOTAL
23.8%	30.4%	15.7%	30.1%	100.0%

In terms of sector attribution, Equity Indices were the only positive contributors to performance this year. Currencies, Interest Rates, and Commoditites were the largest detractors from performance, in that order.

FUND PERFORMANCE HIGHLIGHTS

The fund’s performance for the year was driven mainly by four months.

October 2016

The Fund returned -2.70% in October, its worst month of the year. Long exposures to longer maturity fixed-income instruments were the main contributors to losses during the month. Generally, bond investors have been grappling with the prospect of the Fed’s hiking rates again by year-end and the uncertainty caused by divisions at the European Central Bank over the future of its quantitative easing program. Furthermore, higher energy prices globally, ahead of the northern hemisphere winter are expected to bring about inflationary pressures, particularly in the UK where the currency continued its dramatic slide. Despite capturing the continued weakness in the British Pound and the Swiss Franc, losses from long exposures to commodity currencies such as the Australian and New Zealand dollars were sufficient to make currencies a losing asset class in October.

Commodity markets also proved challenging for medium-term trend following models. Having rallied for most of the year, palladium retraced, leading to losses from long exposure, amid signs of weakening investment and physical demand for the metal used for catalytic converters. Natural gas fell against its longer-term trend as warmer than usual temperatures in North America reduced demand. Coffee rallied as Brazil’s largest producer cut its export estimate for 2016 amid rising domestic consumption and the effects of drought. Long positions in coffee gained, while sugar lost.

June 2017

The Fund returned -2.14% in June. Political events, specifically the UK general election and the testimony of former FBI director James Comey on alleged Russian involvement in the US election, dominated headlines during the first half of June. Despite the uncertainty from these events, stock markets mostly continued to rise. However, focus shifted from political events to the outlook for global central bank policy. The Federal Reserve raised interest rates, as expected, but also confirmed its forecast for a further increase this year and more in 2018.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Comments from the heads of several other central banks followed, including the European Central Bank (ECB), the Bank of England (BOE) and the Bank of Canada (BOC), that were viewed as more hawkish than expected, leading to sharp falls in bond markets and the US Dollar (USD) at the end of the month.

The bonds sector ended the month as the main underperformer, with long positions in UK and European bonds among the worst performers. The stock indices sector ended the month with gains from long positions in Asian and emerging market indices but losses from long positions in European indices. Performance from currencies was mixed: long exposure to the Australian Dollar was profitable, but losses came from short exposure to the Canadian Dollar, which rose on hints that Canadian rates could rise earlier than expected.

In agricultural markets, the short sugar position ended the month as one of the top markets, but losses from short positions in soy markets and wheat made the sector a negative contributor. Energies markets also gave back earlier profits as prices rose at the end of the month, leading to losses from short positions.

July 2017

The Fund returned 2.63% in July, its best month of the year. Global equity markets continued to strengthen by largely ignoring the growing political uncertainty in the US and the more hawkish rhetoric from the European Central Bank (ECB). The fading prospects for tax reform and fiscal stimulus in the US coupled with more dovish comments on inflation from the Fed weakened the USD, which recorded its worst seven-month start to a year in over three decades.

Gains accrued from the continued net long exposure to stock indices. Longs in Asian emerging markets dominated those gains. Fixed income markets were generally quiet throughout the month. Currencies on the other hand experienced significant directional moves. On balance, the Fund was able to make gains from the sector, despite significant losses in some currency markets. The Fund was positioned to capture the USD weakness successfully against the Euro (EUR), the New Zealand Dollar (NZD) and the Australian Dollar (AUD) but was wrongly positioned against the Japanese Yen (JPY).

In commodity markets, despite gains from longs in oils and base metals, agricultural markets proved very challenging for the strategy. Some of the worst performing markets were the shorts in sugar, coffee and soy. Adverse weather conditions in Brazil impacted the outlook for crop yields in coffee and sugar. Furthermore, the demand for cane-based ethanol in Brazil was underpinned by a rebounding oil price and weaker USD which resulted in upward pressure on sugar prices. Bearish trends in the soy complex also reversed after reports in the US showed a reduction in grain quality.

September 2017

The Fund returned -2.63% in September. At the start of September, a range of geopolitical and economic concerns drove markets, including military aggression from North Korea, Hurricane Irma approaching the US and concerns over US monetary policy. Global stock markets generally fell while bond prices rose on safe haven appeal.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

However, as the month progressed risk appetite returned. The North Korean tensions relaxed somewhat; it became clear that Hurricane Irma had had a less severe impact on the US than had been feared; and, increasingly hawkish rhetoric emerged from major central banks. The Federal Reserve, European Central Bank and Bank of England all sent signals that they may tighten before the end of the year. In the UK, data showed inflation well above its target level and unemployment at its lowest level in over 40 years. Global stock markets rallied as a result, leading to gains from long positions. However, losses came from long UK and European bond positions. In currency markets, Sterling rallied after the Bank of England’s hawkish commentary, leading to losses. Other short US Dollar positions also struggled.

In commodity markets, copper prices fell on signs of weak demand from China. Losses also came from long gold positions as geopolitical concerns faded. While losses came from short positions in soy and wheat markets, the short sugar position performed strongly from continued signs of an output surplus. Oil markets rose at the end of the month on speculation of potential supply disruptions in the Middle East, leading to gains from long gas oil and Brent crude positions.

MARKET COMMENTARY AND OUTLOOK

The major drivers of the Fund’s negative performance have already been discussed. After three good years, bonds have started showing signs of stress, as the Fed starts to downsize its balance sheet, and rate hikes loom on the horizon. Global equity markets, however, continue their upward march, and we are now in the ninth year of the bull run, with most global indices at or near all-time highs. Energy prices have been volatile, and may continue to do so, especially given the specter of Trump’s reneging on the Iran deal.

The VIX® Index, known to investors as the “fear index,” has remained in an extremely narrow range since January 2017. After recording only 9 readings below 10% in the 27 years since its inception (in 1990), the Index proceeded to record 24 readings below 10% during the first nine months of 2017. Noted academic and industry pundits began to question the value of the VIX® as a predictor of market uncertainty; one academic called the low levels of the VIX® “the biggest financial mystery of our time.” Many people are now deriding the VIX® as “a fake fear index,” and contending that it is time to switch to other more useful indicators.

The rationale for these types of statements is that there is still rampant uncertainty in the markets. In the US, it centers mainly on Trump’s healthcare, fiscal, and tax policies, and the escalating Russia scandal and its potential outcome(s). In addition, US-North Korea tensions have added a new dimension to previously existing geopolitical stresses. Surprisingly, equity markets have continued to rally but not without an occasional case of the jitters. The Fed itself has remarked that equity prices are “quite high relative to standard valuation measures.” The widely followed Cyclically Adjusted Price-to-earnings (CAPE) Ratio stands at a historical high of almost 31.0, according to creator Nobel laureate Robert Shiller, who has commented that the U.S. stock market “hasn’t been this overvalued except a couple of times around 1929 (the Great Depression) and around 2000.” We are well above the 2007 valuations right before the global financial crisis; still, to be fair, Shiller has also expressed his belief the market could still have room to run. Meanwhile, other market professionals have expressed concerns about increases in the level and volatility of interest rates.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

We are a little leery about beginning to sound like a “broken record” in repeating that we believe there is still a lot of latent uncertainty in the markets. In the US, concerns about the Trump administration and the potential outcome of multiple investigations into Russia-related financial and electoral scandals continue, as do the geopolitical stresses in Europe and the Middle East. Climate change continues to rear its head, this year in the form of an unprecedented hurricane season. Surprisingly, equity markets continue to scale new heights while raising the question: how much longer? Opinions about the Fed’s policy on interest rates and its impact still seem likely to evolve over time, depending on the strength of the economy and evidence of inflation.

Investors should bear in mind that Commodity Trading Advisor (CTA) programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long run. In fact, managed futures have historically tended to perform well in a wide variety of market conditions, perhaps particularly so during periods of equity market turbulence and volatility expansion. We continue to believe that a significant and strategic allocation to the asset class, while not a “hedge” for equities, nonetheless has the potential to serve investors well in the long run.

Although the Fund has been in operation for a short period of time, Aspect Capital has been trading a similar strategy dating back to 1999, which has historically offered useful diversification benefits, along with what we view as attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund and the managed futures asset class should continue to offer these potential benefits in a market environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty. In fact, managed futures, although not a hedge for equities in the true sense of the word, have historically displayed the ability to earn what has been termed as “crisis alpha:” positive returns during periods when equity markets have collapsed and volatility has increased.

Difficult market conditions, the prevailing climate of economic and geopolitical uncertainty, and the unpredictable nature of financial markets all pose challenges for investors. The Aspect program is, we believe, positioned to potentially perform well under these conditions. As always, we encourage investors to focus on holding a portfolio that blends traditional assets with a strategic and meaningful allocation to alternative assets, appropriate for their long-term goals. A well-balanced portfolio may display lower volatility, while also affording opportunities for potential long-term growth. We believe that the managed futures asset class should play an important role in such a portfolio.

Thank you for investing in the Equinox Aspect Core Diversified Strategy Fund.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

DEFINITIONS OF TERMS AND INDICES

A Commodity Trading Advisor (“CTA”) is a trader who may invest in more than 150 global futures markets. They seek to generate profit in both bull or bear markets, due to their ability to go long (buy) futures positions, in anticipation of rising markets, or go short (sell) futures positions, in anticipation of falling markets.

Crisis Alpha refers to the fact that some strategies earn superior risk-adjusted returns during crises.

The Cyclically Adjusted Price-to-Earnings Ratio is a valuation measure usually applied to the US S&P 500 equity market. It is defined as price divided by the average of ten years of earnings, adjusted for inflation.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Risk-adjusted return is a mesuare of the return on an investment relative to the risk of that investment, over a specific period, which is generally expressed as a number or rating.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.

The VIX® Index (VIX) is a forward-looking measure of equity market volatility. Since its introduction, the VIX is considered by many to be the world’s premier barometer of investor sentiment and market volatility.

5844-NLD-11/07/2017

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Equinox Aspect Core Diversified Strategy Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmark:

	One	Annualized
	Year	Since Inception (8/21/15)	Since Inception (11/5/14)
Equinox Aspect Core Diversified Strategy Fund
Class A with load	(11.59)%	(6.56)%	N/A
Class A	(6.18)%	(3.88)%	N/A
Class C	(6.99)%	(4.66)%	N/A
Class I	(6.05)%	N/A	(0.29)%
S&P 500 Total Return Index ^	18.61%	14.75%	10.16%
BTOP 50 Index **	(4.95)%	(3.34)%	(0.62)%

*	The performance data quoted is historical. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for Class A maximum applicable sales charge of 5.75%. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemptions of portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had Equinox Institutional Asset Management, LP (the “Advisor”) not waived its fees or reimbursed a portion of the Fund’s expenses. Per the fee table in the Fund’s prospectus dated February 1, 2017, the Fund’s “Total Annual Fund Operating Expenses” are 2.29%, 3.07% and 2.06% and the Fund’s “Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)” are 1.70%, 2.45% and 1.45% for Class A, Class C and Class I shares, respectively, of the Fund’s average daily net assets. These expenses may differ from the actual expenses incurred by the Fund for the period covered by this report. Additional information regarding the Fund’s expense ratios is available in the Financial Highlights. For performance information current to the most recent month-end please call 1-888-643-3431.

^	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors cannot invest directly in an index.

**	The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2017, there are 20 funds in the BTOP50 Index. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Treasury Notes	35.2%
Other Assets Less Liabilities	64.8%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detail of the Fund’s holdings. The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “other assets less liabilities;” however, the portfolio composition detailed above does not include derivatives exposure. See the accompanying notes for more information on the impact of the Fund’s derivative positions on the consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2017

Principal		Coupon Rate
Amount		(%)	Maturity	Fair Value
	U.S. TREASURY NOTES - 35.2%
$1,000,000	United States Treasury Note	0.7500	10/31/2017	$999,775
2,500,000	United States Treasury Note	0.7500	7/31/2018	2,488,476
8,000,000	United States Treasury Note	1.0000	5/15/2018	7,988,594
	TOTAL U.S. TREASURY NOTES (Cost - $11,484,521)			11,476,845

	TOTAL INVESTMENTS - 35.2% (Cost - $11,484,521)			$11,476,845
	OTHER ASSETS AND LIABILITIES - NET - 64.8%			21,123,402
	TOTAL NET ASSETS - 100.0%			$32,600,247

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

SHORT FUTURES CONTRACTS

					Unrealized
	Number of				Appreciation/
Description	Contracts	Counterparty	Expiration Date	Notional Amount	(Depreciation)
2-Year US Treasury Note Future	11	Morgan Stanley	12/31/2017	$2,372,734	$2,234
3 Year AUD Government Bond Future	54	Morgan Stanley	12/31/2017	4,704,686	(2,294)
10 Year AUD Government Bond Future	7	Morgan Stanley	12/31/2017	697,784	440
90 Day Euro Future	9	Morgan Stanley	3/31/2018	2,214,225	13
90 Day Euro Future	12	Morgan Stanley	6/30/2018	2,949,000	787
90 Day Euro Future	12	Morgan Stanley	9/30/2018	2,946,600	1,087
90 Day Euro Future	6	Morgan Stanley	12/31/2018	1,472,025	437
90 Day Euro Future	7	Morgan Stanley	3/31/2019	1,716,575	700
90 Day Euro Future	6	Morgan Stanley	6/30/2019	1,470,675	600
90 Day Euro Future	4	Morgan Stanley	9/30/2019	980,050	437
90 Day Euro Future	3	Morgan Stanley	12/31/2019	734,588	363
90 Day Euro Future	3	Morgan Stanley	3/31/2020	734,363	275
90 Day Sterling (Short Sterling) Future	7	Morgan Stanley	12/31/2018	1,163,496	100
90 Day Sterling (Short Sterling) Future	7	Morgan Stanley	3/31/2019	1,162,909	117
90 Day Sterling (Short Sterling) Future	3	Morgan Stanley	6/30/2019	498,138	(101)
90 Day Sterling (Short Sterling) Future	10	Morgan Stanley	9/30/2019	1,659,454	82
90 Day Sterling (Short Sterling) Future	7	Morgan Stanley	12/31/2019	1,161,031	16
90 Day Sterling (Short Sterling) Future	10	Morgan Stanley	3/31/2020	1,658,113	183
Canadian 10 Year Bond Future	59	Morgan Stanley	12/31/2017	6,382,841	28,777
Coffee Future +	2	Morgan Stanley	12/31/2017	96,038	788
Corn Future +	19	Morgan Stanley	12/31/2017	337,488	(2,988)
Japanese Yen Future	49	Morgan Stanley	12/31/2017	5,463,500	58,963
Natural Gas Future +	6	Morgan Stanley	11/30/2017	180,420	3,860
Natural Gas Future +	1	Morgan Stanley	12/31/2017	31,810	450
New Zealand Dollar Future	5	Morgan Stanley	12/31/2017	360,600	(290)
Soybean Future +	4	Morgan Stanley	11/30/2017	193,650	(6,375)
Soybean Meal Future +	8	Morgan Stanley	12/31/2017	252,640	(10,370)
Swiss Franc Future	51	Morgan Stanley	12/31/2017	6,615,975	43,200
US 5 Year Note (CBT) Future	12	Morgan Stanley	12/31/2017	1,410,000	2,266
US 10 Year Note (CBT) Future	9	Morgan Stanley	12/31/2017	1,127,813	3,328
Wheat Future +	18	Morgan Stanley	12/31/2017	403,425	(12,988)
Wheat (KC HRW) Future +	15	Morgan Stanley	12/31/2017	332,063	(5,837)
World Sugar #11 Future +	39	Morgan Stanley	3/31/2018	615,888	23,050
					131,310
LONG FUTURES CONTRACTS
90 Day Bank Bill Future	19	Morgan Stanley	6/30/2018	14,836,653	(1,446)
90 Day Bank Bill Future	5	Morgan Stanley	9/30/2018	3,903,425	(166)
90 Day Bank Bill Future	1	Morgan Stanley	12/31/2018	780,493	19
90 Day Euro Euribor Future	2	Morgan Stanley	9/30/2019	591,159	(416)
90 Day Euro Euribor Future	8	Morgan Stanley	12/31/2019	2,362,982	(668)
90 Day Euro Euribor Future	13	Morgan Stanley	3/31/2020	3,837,155	(2,968)
AEX Index (Amsterdam) Future	6	Morgan Stanley	10/31/2017	761,668	15,424
Australian Dollar Future	31	Morgan Stanley	12/31/2017	2,429,160	(54,220)
Brent Crude Future +	10	Morgan Stanley	12/31/2017	567,900	16,620
Brent Crude Future +	4	Morgan Stanley	1/31/2018	226,360	6,000
British Pound Future	10	Morgan Stanley	12/31/2017	839,938	(394)
CAC 40 10 Euro Future	11	Morgan Stanley	10/31/2017	692,669	14,370
Canadian Dollar Future	17	Morgan Stanley	12/31/2017	1,364,335	(34,540)
Copper Future +	20	Morgan Stanley	12/31/2017	1,477,500	(7,012)
Dax Index Future	2	Morgan Stanley	12/31/2017	756,490	16,453
DJIA Index E-Mini Future	31	Morgan Stanley	12/31/2017	3,463,630	64,010
E-Mini Russell 2000 Index Future	24	Morgan Stanley	12/31/2017	1,791,480	67,300
Euro BOBL Future	52	Morgan Stanley	12/31/2017	8,064,212	(25,927)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

LONG FUTURES CONTRACTS (Continued)

					Unrealized
	Number of				Appreciation/
Description	Contracts	Counterparty	Expiration Date	Notional Amount	(Depreciation)
Euro BTP Italian Government Bond Future	23	Morgan Stanley	12/31/2017	$3,669,644	$(22,238)
Euro-Bund Future	23	Morgan Stanley	12/31/2017	4,377,959	(36,411)
Euro FX Future	109	Morgan Stanley	12/31/2017	16,165,381	(219,581)
Euro Schatz Future	36	Morgan Stanley	12/31/2017	4,772,163	(3,562)
Euro STOXX 50 Future	12	Morgan Stanley	12/31/2017	507,306	10,749
FTSE 100 Index Future	8	Morgan Stanley	12/31/2017	786,690	(2,730)
FTSE/JSE Africa Top 40 Index Future	17	Morgan Stanley	12/31/2017	631,238	(4,022)
FTSE/MIB Index Future	8	Morgan Stanley	12/31/2017	1,070,222	19,639
Gasoline RBOB Future +	11	Morgan Stanley	11/30/2017	735,042	5,044
Gasoline RBOB Future +	2	Morgan Stanley	12/31/2017	132,611	(256)
Gold 100 Oz. Future +	11	Morgan Stanley	12/31/2017	1,413,280	(53,920)
H-Shares Index Future	4	Morgan Stanley	10/31/2017	279,258	(6,144)
Hang Seng Index Future	13	Morgan Stanley	10/31/2017	2,289,776	(4,488)
Japan 10 Year Bond Future	6	Morgan Stanley	12/31/2017	8,014,038	(36,070)
LME Aluminum Future +	7	Morgan Stanley	12/31/2017	367,413	(7,114)
LME Copper Future +	8	Morgan Stanley	12/31/2017	1,295,850	(73,749)
LME Nickel Future +	4	Morgan Stanley	12/31/2017	251,748	(31,253)
Long Gilt Future	6	Morgan Stanley	12/31/2017	997,222	(27,819)
Low Sulfur Gas Oil Future +	10	Morgan Stanley	11/30/2017	542,250	26,775
Low Sulfur Gas Oil Future +	4	Morgan Stanley	12/31/2017	213,500	8,925
Mexican Peso Future	64	Morgan Stanley	12/31/2017	1,736,000	(49,970)
Mini MSCI EAFE Index Future	20	Morgan Stanley	12/31/2017	1,978,400	17,700
Mini MSCI Emerging Markets Future	58	Morgan Stanley	12/31/2017	3,158,970	(19,550)
Nasdaq 100 E-Mini Future	13	Morgan Stanley	12/31/2017	1,555,450	6,201
Nikkei 225 Index (CME) Future	6	Morgan Stanley	12/31/2017	611,550	10,350
Nikkei 225 Index (SGX) Future	9	Morgan Stanley	12/31/2017	813,730	22,649
NY Harbor ULSD Heating Oil Future +	6	Morgan Stanley	11/30/2017	456,120	14,637
NY Harbor ULSD Heating Oil Future +	2	Morgan Stanley	12/31/2017	151,721	4,553
OAT Euro Future	11	Morgan Stanley	12/31/2017	2,017,472	(11,525)
OMXS30 Index Future	38	Morgan Stanley	10/31/2017	761,993	17,371
S&P E-Mini Future	21	Morgan Stanley	12/31/2017	2,641,800	51,988
S&P Midcap 400 E-Mini Future	9	Morgan Stanley	12/31/2017	1,616,130	45,810
S&P/TSX 60 IX Future	9	Morgan Stanley	12/31/2017	1,322,240	41,444
TOPIX Index Future	13	Morgan Stanley	12/31/2017	1,934,438	69,402
US Long Bond Future	2	Morgan Stanley	12/31/2017	305,625	(8,969)
US Ultra Bond Future	2	Morgan Stanley	12/31/2017	330,250	(8,062)
WTI Crude Oil Future +	5	Morgan Stanley	11/30/2017	258,350	4,480
WTI Crude Oil Future +	2	Morgan Stanley	12/31/2017	103,900	1,110
					(176,167)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(44,857)

+	This investment is a holding of Equinox Aspect Core Diversified Strategy Fund Limited.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

ASSETS
Investment securities:
At cost	$11,484,521
At fair value	$11,476,845
Cash	17,941,066
Cash pledged to broker *	3,220,361
Interest receivable	36,515
Receivable for Fund shares sold	38,699
Prepaid expenses & other assets	30,891
TOTAL ASSETS	32,744,377

LIABILITIES
Net unrealized depreciation on futures contracts	44,857
Advisory fee payable	35,841
Distribution (12b-1) fees payable	227
Audit and tax fees	33,658
Printing fee	5,676
Legal fee	6,814
Custody fee	2,042
Payable to related parties	1,358
Accrued expenses and other liabilities	13,657
TOTAL LIABILITIES	144,130
NET ASSETS	$32,600,247

Net Assets Consist Of:
Paid in capital	$35,207,152
Accumulated net investment loss	(2,014,528)
Accumulated net realized loss from futures contacts	(533,880)
Net unrealized depreciation on investments and futures contacts	(58,497)
NET ASSETS	$32,600,247

Net Asset Value Per Share:
Class A Shares:
Net Assets	$130,728
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,075
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.29
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$9.86

Class C Shares:
Net Assets	$478,920
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	52,540
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share (a)	$9.12

Class I Shares:
Net Assets	$31,990,599
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,451,713
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.27

*	Segregated in the custodian account as collateral for futures contracts.

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2017

INVESTMENT INCOME
Interest	$160,083

EXPENSES
Investment advisory fees	424,768
Distribution (12b-1) fees
Class A	435
Class C	2,419
Registration fees	77,376
Printing and postage expenses	22,781
Audit fees	32,908
Accounting services fees	27,310
Administrative services fees	16,296
Legal fees	46,676
Transfer agent fees	13,277
Compliance officer fees	21,297
Custodian fees	5,187
Trustees fees and expenses	3,937
Non 12b-1 shareholder services fee	537
Other expenses	18,782
TOTAL EXPENSES	713,986

Less: Fees waived by the Advisor	(237,149)

NET EXPENSES	476,837
NET INVESTMENT LOSS	(316,754)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain/(loss) on:
Futures contracts	(1,521,315)
Futures commissions	(29,138)
Foreign currency translations	13,735
(1,536,718)
Net change in unrealized depreciation on:
Investments	(3,705)
Futures contracts	(238,480)
Foreign currency translation	(5,964)
(248,149)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,784,867)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,101,621)

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
FROM OPERATIONS
Net investment loss	$(316,754)	$(400,217)
Net realized loss on futures contracts	(1,536,718)	(59,827)
Net change in unrealized depreciation on investments and futures contracts	(248,149)	(60,406)
Net decrease in net assets resulting from operations	(2,101,621)	(520,450)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(796)	(31)
Class C	(4,566)	(1,110)
Class I	(407,267)	(419,036)
From net realized gains:
Class A	—	(100)
Class C	—	(3,451)
Class I	—	(1,301,725)
From distributions to shareholders	(412,629)	(1,725,453)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	37,315	921,361
Class C	803,184	318,308
Class I	2,107,378	2,331,438
Net asset value of shares issued in reinvestment of distributions:
Class A	796	131
Class C	4,566	4,561
Class I	291,090	1,594,163
Payments for shares redeemed:
Class A	(606,941)	(189,345)
Class C	(564,161)	(54,466)
Class I	(1,417,585)	(366,860)
Net increase in net assets from shares of beneficial interest	655,642	4,559,291

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(1,858,608)	2,313,388

NET ASSETS
Beginning of Period	34,458,855	32,145,467
End of Period*	$32,600,247	$34,458,855
* Includes accumulated net investment loss of:	$(2,014,528)	$(339,523)

SHARE ACTIVITY
Class A:
Shares Sold	3,877	91,895
Shares Reinvested	82	13
Shares Redeemed	(63,425)	(18,600)
Net increase/(decrease) in shares of beneficial interest outstanding	(59,466)	73,308

Class C:
Shares Sold	85,168	30,960
Shares Reinvested	475	452
Shares Redeemed	(59,491)	(5,257)
Net increase in shares of beneficial interest outstanding	26,152	26,155

Class I:
Shares Sold	222,818	229,565
Shares Reinvested	30,009	157,838
Shares Redeemed	(149,425)	(36,322)
Net increase in shares of beneficial interest outstanding	103,402	351,081

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.98	$10.73	$10.75
Activity from investment operations:
Net investment loss (2)	(0.12)	(0.15)	(0.02)
Net realized and unrealized gain/(loss) on investments & future contracts	(0.49)	(0.04)	0.00	(3,8)
Total from investment operations	(0.61)	(0.19)	(0.02)
Less distributions from:
Net investment income	(0.08)	(0.13)	—
Net realized gains	—	(0.43)	—
Total distributions	(0.08)	(0.56)	—
Net asset value, end of period	$9.29	$9.98	$10.73
Total return (4)	(6.18)%	(1.77)%	(0.19)%
Net assets, at end of period (000’s)	$131	$734	$2
Ratio of net expenses to average net assets (6)	1.70%	1.70%	1.89	% (7)
Ratio of net investment loss to average net assets	(1.23)%	(1.44)%	(1.51	)% (7)
Portfolio Turnover Rate	0%	0%	0	% (5)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class A commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of the maximum appicable sales charge of 5.75% and, if applicable, wire redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor. Had these waivers not been in place, the expense ratio would have been:	2.47%	2.29%	2.26	% (7)

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.89	$10.72	$10.75
Activity from investment operations:
Net investment loss (2)	(0.18)	(0.22)	(0.03)
Net realized and unrealized gain/(loss) on investments & future contracts	(0.51)	(0.04)	0.00	(3,8)
Total from investment operations	(0.69)	(0.26)	(0.03)
Less distributions from:
Net investment income	(0.08)	(0.14)	—
Net realized gains	—	(0.43)	—
Total distributions	(0.08)	(0.57)	—
Net asset value, end of period	$9.12	$9.89	$10.72
Total return (4)	(6.99)%	(2.52)%	(0.28)%
Net assets, at end of period (000’s)	$479	$261	$2
Ratio of net expenses to average net assets (6)	2.45%	2.45%	2.64	% (7)
Ratio of net investment loss to average net assets	(1.96)%	(2.19)%	(2.26	)% (7)
Portfolio Turnover Rate	0%	0%	0	% (5)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class C commenced operations on August 21, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.

(4)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of the maximum appicable sales charge and, if applicable, wire redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor. Had these waivers not been in place, the expense ratio would have been:	3.17%	3.07%	3.02	% (7)

(7)	Annualized.

(8)	Amount is less than $0.005.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
	2017	2016	2015 (1)
Net asset value, beginning of period	$9.99	$10.72	$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.12)	(0.13)
Net realized and unrealized gain/(loss) on investments & future contracts	(0.51)	(0.04)	0.85
Total from investment operations	(0.60)	(0.16)	0.72
Less distributions from:
Net investment income	(0.12)	(0.14)	—
Net realized gains	—	(0.43)	—
Total distributions	(0.12)	(0.57)	—
Net asset value, end of period	$9.27	$9.99	$10.72
Total return (3)	(6.05)%	(1.54)%	7.20%
Net assets, at end of period (000’s)	$31,991	$33,464	$32,140
Ratio of net expenses to average net assets (4)	1.45%	1.45%	1.45	% (5)
Ratio of net investment loss to average net assets	(0.96)%	(1.20)%	(1.36	)% (5)
Portfolio Turnover Rate	0%	0%	0	% (6)

(1)	The Equinox Aspect Core Diversified Strategy Fund Class I commenced operations on November 5, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers. Total returns shown exclude the effect of wire redemption fees.

(4)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor. Had these waivers not been in place, the expense ratio would have been:	2.18%	2.06%	1.93	% (5)

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to consolidated financial statements.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Equinox Aspect Core Diversified Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 2, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to achieve long term capital appreciation.

The Fund offers Class A, Class C, and Class I (“Institutional”) Shares. Class I shares commenced operations on November 5, 2014. Class A shares and Class C shares commenced operations on August 21, 2015. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within one year after a purchase of such shares Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$11,476,845	$—	$11,476,845
Total	$—	$11,476,845	$—	$11,476,845

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts	$44,857	$—	$—	$44,857
Total	$44,857	$—	$—	$44,857

There were no transfers between levels during the period.

It is the Fund’s policy to record transfers between levels the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

See Consolidated Portfolio of Investments for more information related to the Fund’s investments.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Consolidation of Subsidiary – The Consolidated Financial Statements of the Fund include the accounts of its subsidiary, Equinox Aspect Core Diversified Strategy Fund Limited (“EACDS-CFC”), a wholly-owned and controlled foreign corporation (“CFC”). All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest approximately 25% of its total assets in a CFC which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

To facilitate the Fund’s pursuit of its investment objective, EACDS-CFC utilizes futures contracts in broadly diversified global (i.e. U.S. and non- U.S.) markets across four major asset classes: commodities, currencies, fixed income, and stock indices. In accordance with its investment objective and through its exposure to these futures contracts, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investments in the EACDS-CFC is as follows:

			% Of the Fund’s Total
	Inception Date of	EACDS-CFC Net Assets at	Net Assets at
	EACDS-CFC	September 30, 2017	September 30, 2017
EACDS-CFC	11/6/2014	$ 604,989	1.86%

For tax purposes, EACDS-CFC is an exempted Cayman investment company. EACDS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, EACDS-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, EACDS-CFC’s net income and capital gains, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated Fund of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that part of the Fund’s cash is held at the broker. The Fund could be unable to recover assets held at the broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities or cash equivalents having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period of this report, the Fund traded various futures contracts in a manner consistent with the Aspect Core Diversified managed futures trading program consistent with its investment strategy. The Fund is permitted to use derivatives to gain exposure to the asset class and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”).

For the year ended September 30, 2017, the net change in unrealized depreciation on futures contracts amounted to $238,480. For the year ended September 30, 2017, the Fund had a net realized loss of $1,521,315 from futures contracts.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2017:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Liability Derivatives
Equity/Currency/ Commodity/ Interest Rate Contracts	Net unrealized depreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2017:

Liability Derivatives Investment Fair Value

					Total as of
	Commodity	Currency	Equity	Interest Rate	September 30, 2017
Futures Contracts	$(95,570)	$(32,071)	$229,165	$(146,381)	$(44,857)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2017:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized loss on futures contracts Net change in unrealized depreciation on futures contracts

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2017:

Net Change in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					year ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2017
Futures	$(145,886)	$(143,898)	$243,640	$(192,336)	$(238,480)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					year ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	September 30, 2017
Futures	$(910,885)	$293,287	$660,004	$(1,563,721)	$(1,521,315)

The notional value of the derivative instruments outstanding as of September 30, 2017 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized gains and losses and changes in unrealized depreciation on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) of futures contracts. During the year ended September 30, 2017, the Fund is subject to a master netting arrangement for futures. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2017.

						Gross Amounts Not Offset in the Statement of Assets
Assets						& Liabilities
			Gross Amounts of		Net Amounts of Assets
			Liabilities Offset in the		Presented in the
	Gross Amounts of		Statement of Assets &		Statement of Assets &	Financial	Cash Collateral		Net
	Recognized Assets		Liabilities		Liabilities	Instruments	Pledged		Amount
Description
Long Futures Contracts	$579,022	(1)	$(755,189	) (1)	$(176,167)	$—	$—	(2)	$—
Short Futures Contracts	172,552	(1)	(41,242	) (1)	131,310	—	—	(2)	—
Net Unrealized Appreciation/ (Depreciation) on Futures Contracts	$751,574	(1)	$(796,431	) (1)	$(44,857)	$—	$44,857	(2)	$—

(1)	Gross unrealized appreciation (depreciation) as presented in the Consolidated Portfolio of Investments.

(2)	The amount is limited to the net liability on open futures contracts and, accordingly, does not include excess collateral pledged.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular Fund in the Trust are borne by that Fund. Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds in the Trust or another reasonable basis.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2017, there were no purchases or sales of Fund securities, other than short-term investments and U.S. government securities.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged Aspect Capital Limited as the Fund’s Sub-Advisor (the “Sub-Advisor”). Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.30% of the Fund’s average daily

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, on behalf of the Fund, the Advisor, not the Fund, pays the Sub-Advisor a fee, which is computed and accrued daily and paid monthly. For the year ended September 30, 2017, the Advisor earned fees of $424,768.

The Advisor has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund” fees and expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.70% with respect to Class A shares, 2.45% with respect to Class C shares and 1.45% with respect to Class I shares of the Fund’s average daily net assets. The Advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2018. This agreement cannot be terminated without the consent of the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. The Advisor shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Advisor reduced its compensation and/or assumed expenses for the Fund. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Advisor will occur unless the Fund’s operating expenses are below the expense limitation amount. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The Advisor may seek reimbursement for the following amounts through the expiration dates listed below:

Expiration Date	Amount
9/30/2018	$116,266
9/30/2019	$201,985
9/30/2020	$237,149

For the year ended September 30, 2017, the Advisor waived fees in the amount of $237,149.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”), to pay for certain distribution activities and shareholder services at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares, which is paid to the Distributor. During the year ended September 30, 2017, the Fund accrued $435 and $2,419 in 12b-1 fees for Class A and Class C, respectively. For the year ended September 30, 2017, the Distributor did not receive underwriting commissions for sales of Class A and Class C shares.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECICATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2017, were as follows:

Cost for Federal Tax purposes	$11,484,521

Unrealized Appreciation	$—
Unrealized Depreciation	(7,676)
Tax Net Unrealized Depreciation	(7,676)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 was as follows:

Fiscal Year Ended
September 30, 2017
Ordinary Income	$412,550
Long-Term Capital Gain	—
Return of Capital	79
$412,629

The fund did not have distributions for the year ended September 30, 2016.

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(1,263,308)	$(182,860)	$(1,083,450)	$(77,287)	$(2,606,905)

The differences between book basis and tax basis unrealized appreciation, net accumulated realized loss, and accumulated net investment income/loss are primarily attributable to the mark-to-market on open future contracts and tax adjustments relating to the Fund’s holding in Equinox Aspect Core Strategy Fund Limited.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,263,308.

At September 30, 2017, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$—	$182,860	$182,860

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses and short-term capital gains, and the reclass of Fund distributions, resulted in reclassifications for the Fund for the fiscal year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(291,106)	$(945,622)	$1,236,728

Equinox Aspect Core Diversified Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of September 30, 2017, beneficial ownership in excess of 25% is as follows:

Beneficial Owner	% of Outstanding Shares
Alyssum Investments Limited	90%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. As of November 5, 2017, the Fund is classified as a diversified fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox Aspect Core Diversified Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Equinox Aspect Core Diversified Strategy Fund (the Fund), a series of the Equinox Funds Trust, as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 5, 2014 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox Aspect Core Diversified Strategy Fund as of September 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 5, 2014 (commencement of operations) through September 30, 2015 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

November 29, 2017

Equinox Aspect Core Diversified Strategy Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and Class C shares; and (2) ongoing costs, including management fees; distribution and/or services (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Annualized
	Account Value	Value	During Period*	Expense
Actual	4-1-17	9-30-17	4/1/17 – 9/30/17	Ratio
Class A	$ 1,000.00	$ 972.80	$ 8.41	1.70%
Class C	1,000.00	969.20	12.09	2.45%
Class I	1,000.00	973.70	7.17	1.45%

		Ending
Hypothetical	Beginning	Account	Expenses Paid	Annualized
(5% return before expenses)	Account Value	Value	During Period*	Expense
	4-1-17	9-30-17	4/1/17 – 9/30/17	Ratio
Class A	$ 1,000.00	$ 1,016.55	$ 8.59	1.70%
Class C	1,000.00	1,012.78	12.36	2.45%
Class I	1,000.00	1,017.80	7.33	1.45%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Statement Regarding Basis for Approval of Investment Advisory Contract

At a meeting held on August 17, 2017 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of Equinox Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (“Independent Trustees”), unanimously approved the continuation of the advisory agreement between the Trust on behalf of the Equinox Aspect Core Diversified Strategy Fund (the “Fund”), and Equinox Institutional Asset Management, LP (“EIAM” or the “Adviser”) (the “Advisory Agreement”); and (b) a sub-advisory agreement among the Trust, on behalf of the Fund, EIAM and Aspect Capital Limited (“Aspect” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”). In determining whether to approve the Agreements, the Trustees considered information provided by the Adviser and Sub-Adviser in accordance with Section 15(c) of the 1940 Act, including information regarding (i) the services performed for the Fund; (ii) the size and qualifications of EIAM’s and Aspect’s portfolio management staff; (iii) any potential or actual material conflicts of interest which may arise in connection with EIAM’s or Aspect’s management of the Fund; (iv) investment performance; (v) the capitalization and financial condition of EIAM and Aspect; (vi) a comparison of the advisory fee charged by EIAM to the Fund and the expense ratios of the Fund to the advisory fees and expense ratios of comparable funds; (vii) Aspect’s sub-advisory fee arrangements with EIAM; (viii) brokerage selection procedures (including soft dollar arrangements, if any); (ix) the procedures for allocating investment opportunities between the Fund and other clients; (x) results of any regulatory examination, including any recommendations or deficiencies noted; (xi) any litigation, investigation or administrative proceeding which may have a material impact on EIAM’s or Aspect’s ability to service the Fund; (xii) EIAM’s and Aspect’s internal programs for ensuring compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements; (xiii) EIAM’s proxy voting policies, and (xiv) details regarding, and quantification of, any fee sharing arrangements with respect to the distribution of shares of the Fund.

The Board noted that EIAM had provided information regarding the advisory fees and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services and the profitability of the firm in general and as a result of the fees received from the Fund. The Board further discussed the services provided by EIAM and Aspect pursuant to the Aspect Agreements. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted their receipt of the memorandum from legal counsel regarding the legal standard applicable to their review of the Advisory Agreement.

The Trustees’ evaluation of the services provided by EIAM took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

of EIAM’s investment management capabilities in selecting managed futures programs, allocating assets across various managed futures programs, and managing certain types of assets in-house (e.g., fixed income securities and derivatives), and its compliance responsibilities. The Trustees considered EIAM’s and Aspect’s personnel and the depth of EIAM’s and Aspect’s personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by EIAM and Aspect, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by EIAM and Aspect are appropriate and consistent with the terms of the Aspect Agreements including the advisory fee and sub-advisory fee, (ii) the Fund is likely to benefit from the continued receipt of EIAM’s and Aspect’s services under the Aspect Agreements, and (iii) EIAM and Aspect have sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and they have demonstrated continuing ability to attract and retain qualified personnel.

Investment Performance. The Trustees considered the overall investment performance of EIAM and the Fund. The Trustees reviewed performance information for the Fund for the one year period ended June 30, 2017, including a comparison to the Barclays BTOP50 (“Index”) and five other investment companies employing a single CTA managed futures strategy that were identified by EIAM as comparable (“Peer Funds”). The Trustees also received performance information for five other single CTA mutual funds managed by EIAM for the same period. The Trustees also reviewed EIAM’s commentary regarding the performance data and the various factors contributing to the Fund’s short-term performance, noting that longer-term performance was not available.

The Trustees noted that the Fund outperformed the Index and three out of five of the Peer Funds and three out of six of the EIAM managed funds for the one-year period ending June 30, 2017. The Trustees considered explanations provided by the Adviser regarding the various factors contributing to the Fund’s relative performance, including, among other things, differences in the Fund’s investment strategies and portfolio construction in comparison to the Peer Funds. In the case of lagging performance relevant to the Peer Fund or Index for certain periods (but not necessarily all periods), the Trustees considered other factors that supported the continuation of the Aspect Agreements, including the following: (i) that EIAM’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were reasonable and consistent with the Fund’s investment objective and policies; (ii) that the Fund had a limited history of investment performance having commenced operations on November 5, 2014 and that the Fund had underperformed each of the Peer Funds for the period since inception through June 30, 2017; and (iii) that many of the Peer Funds are larger in size than the Fund, and this factor may be noted when considering the relative performance of the Fund. Taking note of the EIAM’s discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, respectively, the Independent Trustees concluded that the recent investment performance of the Fund was satisfactory.

Fees and Expenses. The Trustees considered the advisory fees paid to EIAM and Aspect, the total expenses of the Fund, and EIAM’s commitment to continue to waive its advisory fees

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

and/or reimburse Fund expenses in order to maintain stated caps on Fund operating expenses. The Trustees considered the rate of the investment advisory fee and other expenses paid by the Fund under the Advisory Agreement as compared to those of representative comparable funds managed by Equinox and other investment advisers. The Trustees also discussed the limitations of the comparative expense information of the Fund, given the potential varying nature, extent and quality of the services provided by the advisers of the Peer Funds. The Trustees noted that the investment advisory fee and total operating expenses for the Fund were within the range of contractual advisory fee rates and total operating expenses for the Peer Funds, as indicated in materials prepared for the Board by Equinox, based on information contained in various publicly available documents. The Trustees noted that EIAM waived a portion of its advisory fee with respect to the Fund in order to maintain the stated cap on Fund operating expenses. The Trustees also considered the fees that Aspect charges to other accounts it manages and evaluated explanations provided by Aspect as to differences in fees to be received under the Sub-Advisory Agreement and other similarly managed accounts. The Trustees noted that the contractual sub-advisory fees under the Sub-Advisory Agreement would be paid by the EIAM out of the advisory fees it receives from the Fund, and considered the impact of such sub-advisory fee on the pro forma estimated profitability of EIAM expected to derive from its relationship with the Fund. The Trustees concluded that the advisory fee and services provided by EIAM are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting. The Trustees concluded that the investment advisory fees to be paid by the Fund to EIAM and to be paid by EIAM to Aspect were fair and reasonable.

Cost of Services and Profitability. Trustees also considered (i) the costs of the services provided by EIAM and Aspect, (ii) the compensation and benefits received by EIAM and Aspect in providing services to the Fund, and (iii) their profitability. The Trustees were provided with EIAM’s and Aspect’s most recent financial statements. The Trustees noted that the level of profitability of EIAM is an appropriate factor to consider in providing services to the Fund, and the Trustees should be satisfied that EIAM’s profits are sufficient to continue as healthy, ongoing concerns generally and as investment adviser of the Fund specifically. In considering the profitability of Aspect of its relationship with the Fund, the Board noted the undertakings of EIAM with respect to the expense limitation for the Fund and also noted that the sub-advisory fees under the Sub-Advisory Agreement are paid by EIAM out of the advisory fee it receives under the Advisory Agreement and, in addition, were negotiated at arm’s length. As a consequence, the profitability to Aspect of its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the economies of scale in Aspect’s management of the Fund to be a substantial factor in its consideration although the Board noted that the sub-advisory fee schedule for the Fund did not currently contemplate breakpoints that would reduce the sub-advisory fee rate payable by EIAM. Based on the information provided, the Trustees concluded that EIAM’s fees and any profit derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. In

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

so concluding, the Trustees noted that EIAM has contractually agreed to waive the fee it receives from the Fund in an amount equal to the management fee paid to EIAM by the Fund’s wholly-owned subsidiary. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by EIAM and the expense limitations agreed to by EIAM.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale may be achieved at higher asset levels for the Fund for the benefit of Fund shareholders but that because such economies of scale did not yet exist and were not likely to exist in the near term, it was not appropriate to incorporate a mechanism for sharing the benefit of such economies with Fund shareholders in the advisory fee structure at this time.

In voting to approve the Agreements, the Trustees considered all factors it deemed relevant to evaluating the Aspect Agreements. In arriving at its decision, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and EIAM and Aspect, as provided in the Aspect Agreements, are fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant. The Board determined that the approval of the Agreements would be in the best interests of the Fund and its shareholders. As a result, The Board, including a majority of Independent Trustees, unanimously approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement, for an additional one year period each.

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, or Distributor, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	8	None
Kevin R. Green 7/1954	Trustee Since December 2010	CEO of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	8	None

Interested Trustee

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Last Five Years
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox Aspect Core Diversified Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Laura Latella 4/1958	Treasurer, Principal Financial Officer and Secretary Since November 2016	Chief Administrative Officer, Equinox Institutional Asset Management, LP (since May 2016); Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016).	N/A	N/A
Laura Szalyga 3/1978	Assistant Treasurer since August 2014	Vice President (since 2015) and Assistant Vice President (2011 to 2015) of Fund Administration, Gemini Fund Services, LLC	N/A	N/A
Doug Tyre	Chief Compliance Officer and Anti- Money Laundering Officer Since October 13, 2017	Assistant Compliance Director of Cipperman Compliance Services LLC (since 2014); Client Services & Operations Specialist-Senior Associate of Echo Point Investment Management LLC (2010 – 2014).	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

 ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended December and June) on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

INVESTMENT SUB-ADVISOR
Aspect Capital Limited
10 Portman Square
London, W1H6A2
United Kingdom

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2.	Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert. (a)(1)ii The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $14,750

2016 - $25,000

2015 - $25,000

(b)	Audit-Related Fees

2017 – None

2016 – None

2015 – None

(c)	Tax Fees

2017 - $8,770

2016 - $8,000

2015 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

2015 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the Principal accountant's engagement were attributed to work performed by persons other than the Principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2017 – None

2016 – None

2015 – None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal executive officer and Principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal executive officer and Principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/7/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 12/7/2017

By (Signature and Title)

/s/ Laura Latella

Laura Latella, Principal Financial Officer

Date 12/7/2017